UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 August 15, 2003
                Date of Report (Date of earliest event reported)


                               Sonic Foundry, Inc.
             (Exact name of registrant as specified in its chapter)

          Maryland                      1-14007                 39-1783372
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


    1617 Sherman Ave, Madison, WI 53704                 (608) 256 - 3133
  (Address of principal executive offices)       (Registrant's telephone number)



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Item 9. Regulation FD Disclosure

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," and Item 9 pursuant to the guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. This Form 8-K and the attached exhibit are furnished to, but not filed with, the SEC.

On August 15, 2003, Sonic Foundry, Inc. reported fiscal 2003, third quarter and nine month financial results. See attached press release at exhibit 99.1.



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                                  EXHIBIT LIST


NUMBER         DESCRIPTION
------         -----------

99.1 Press release dated August 15, 2003 regarding the reporting of fiscal 2003 third quarter and nine month financial results





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Sonic Foundry, Inc.
                               -------------------
                                  (Registrant)


            August 20, 2003               By:    /s/ Kenneth A. Minor
                                                 --------------------
                                                 Kenneth A. Minor
                                                 Chief Financial Officer